UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported):    September 16, 2005

______________

Distribution Management Services, Inc.

(Exact name of small business issuer as specified in its charter)

______________

Florida	0-27539	65-0574760
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11601 Biscayne Boulevard, Suite 201, Miami, Florida 33181

(Address of principal executive offices)

305-893-9270

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

Item 4.01

Changes in Registrant’s Certifying Accountants

Effective on September 16, 2005, we engaged Sherb & Co., LLP, as our independent certified public accountants. The decision to engage Sherb & Co. was approved by our Board of Directors.

During the two most recent fiscal years prior to the engagement of Sherb & Co., LLP, there were no disagreements with our former accountant on any matter of accounting principles or practices, financial statement disclosure or audit scope or procedures. Prior to engagement, neither the Company nor anyone acting on its behalf has consulted with Sherb & Co., LLP regarding the application of accounting principles to any completed or contemplated transaction or with reference to the type of audit opinion that might be rendered on the Company’s financial statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Distribution Management Services, Inc.
By:	/s/ LEO GREENFIELD
Leo Greenfield, President

Dated: September 20, 2005

3